SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust
Prospectus Supplement

October 21, 2013

Dear Investor,

The purpose of this supplement is to update the Prospectus of the Series A series of shares (the “Fund”) of SMA Relationship Trust (the “Trust”) dated April 30, 2013, with information regarding the availability of the Fund’s daily net asset value.

Effective October 21, 2013, the Prospectus is hereby revised as follows:

The section captioned “Managing your fund account” and sub-headed “Pricing and valuation” is revised by adding the following after the last paragraph on page 58:

Additional information about the Funds’ current net asset value per share is available to investors by calling the Funds at  1-800-647 1568.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-651